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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT                                  JUNE 23, 1998





                                EQUITY INNS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          TENNESSEE                   0-23290                     62-1550848
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)



                                 4735 SPOTTSWOOD
                                    SUITE 102
                            MEMPHIS, TENNESSEE 38117
                            (Address and zip code of
                          principal executive offices)




       Registrant's telephone number, including area code: (901) 761-9651

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ITEM 5. OTHER EVENTS

         This report contains certain exhibits filed in connection with the sale of 2,750,000 shares of the Company's 9 1/2% Series A Cumulative Preferred Stock, $.01 par value (Liquidation Preference $25 per share), pursuant to the Company's Prospectus Supplement dated June 23, 1998, supplementing the Company's base Prospectus dated April 21, 1998 which was included as part of a Registration Statement on Form S-3 (No. 333-48169) declared effective by the Securities and Exchange Commission (the "Commission") on April 21, 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         The following exhibits are filed herewith:

         Exhibit           Description
         -------           -----------
         1.1               Underwriting Agreement between the Company, Equity
                           Inns Trust, Equity Inns Partnership, L.P. and Salomon
                           Smith Barney, J.C. Bradford & Co., CIBC Oppenheimer,
                           Morgan Keegan & Company, Inc., Prudential Securities
                           Incorporated and Roney Capital Markets.

         4.1               Form of Preferred Stock Certificate for 9 1/2% Series
                           A Cumulative Preferred Stock, $.01 par value
                           (Liquidation Preference $25 per share), of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed with the Commission on June 19, 1998).

         4.2               Articles of Amendment to the Second Amended and
                           Restated Charter of the Company.

         8.1               Tax Opinion of Hunton & Williams.

         99.1              Amendment No. 1 to the Third Amended and Restated
                           Agreement of Limited Partnership of Equity Inns
                           Partnership, L.P.

         99.2              Consent of Robert M. Solmson.

         99.3              Consent of  Bruce E. Campbell, Jr.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EQUITY INNS, INC.
                                (REGISTRANT)


Date: June 23, 1998           By:   /s/ Howard A. Silver
                                 -----------------------------------------------
                                   Howard A. Silver
                                   President, Chief Operating Officer, Treasurer and Chief Financial Officer








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                                  EXHIBIT INDEX


         Exhibit           Description
         -------           -----------

         1.1               Underwriting Agreement between the Company, Equity
                           Inns Trust, Equity Inns Partnership, L.P. and Salomon
                           Smith Barney, J.C. Bradford & Co., CIBC Oppenheimer,
                           Morgan Keegan & Company, Inc., Prudential Securities
                           Incorporated and Roney Capital Markets.

         4.1               Form of Preferred Stock Certificate for 9 1/2% Series
                           A Cumulative Preferred Stock, $.01 par value
                           (Liquidation Preference $25 per share), of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed with the Commission on June 19, 1998).

         4.2               Articles of Amendment to the Second Amended and
                           Restated Charter of the Company.

         8.1               Tax Opinion of Hunton & Williams.

         99.1              Amendment No. 1 to the Third Amended and Restated
                           Agreement of Limited Partnership of Equity Inns
                           Partnership, L.P.

         99.2              Consent of Robert M. Solmson.

         99.3              Consent of Bruce E. Campbell, Jr.


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